Exhibit 10.4

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE OR JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY RECEIVES AN OPINION, IN REASONABLY ACCEPTABLE FORM AND SCOPE, OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER ANY SUCH LAWS.

Date of this Warrant: April 30, 2012

PRIMO WATER CORPORATION

WARRANT TO PURCHASE COMMON STOCK

(Expires APRIL 30, 2020)

Warrant No. _____

FOR VALUE RECEIVED, subject to the provisions set forth below, the undersigned, PRIMO WATER CORPORATION, a Delaware limited liability company (the “Company”), hereby certifies that ______________________, or its registered assigns (the “Holder” or if at any time there is more than one Holder of Warrants, then they are collectively referred to as “Holder”), is entitled to purchase from the Company at any time from the date hereof and until 5:00 p.m. (Eastern time) on April 30, 2020 (the “Expiration Date”) ______________ (                ) fully paid and nonassessable shares (individually, a “Warrant Share” and collectively, the “Warrant Shares”) of common stock, par value $.001 per share, of the Company (the “Common Stock”), at a price per share equal to Two and 30/100 Dollars ($2.30) (the “Exercise Price”), subject to all adjustments from time to time pursuant to the provisions of this Warrant, upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Notice of Exercise attached hereto duly filled in and signed and, if applicable, upon payment in cash or by check of the aggregate Exercise Price for the number of Warrant Shares for which this Warrant is then being exercised in accordance with the provisions hereof.

This Warrant is issued pursuant to that certain Credit and Security Agreement dated as of April 30, 2012 by and among Comvest Capital II. L.P., the Company, each of the other borrowers party thereto and each of the guarantors party thereto (the “Credit Agreement”). The Warrant Shares issued pursuant to this Warrant are entitled to the benefits of that certain Registration Rights Agreement dated as of April 30, 2012, by and between Comvest Capital II, L.P. and the Company (the “Registration Rights Agreement”). Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.

1.	Exercise of Warrant.

1.1 Exercise. This Warrant shall be exercisable in whole or in part from time to time at any time from the date hereof until the Expiration Date, and this Warrant and the rights hereunder shall expire on the Expiration Date. Upon exercise of this Warrant, the Exercise Price shall be payable in cash, by check or as provided in Section 1.3 below. In the event that, at the time of exercise, such exercise would result in the issuance of a fractional share of Common Stock, then the Company may issue such fractional share or may, in lieu of issuing such fractional share, pay to the Holder a cash amount equal to the then current market price (as defined in Section 1.3 below) of one share of Common Stock multiplied by such fraction.

1.2 Exercise Procedures; Delivery of Certificate. Upon surrender of this Warrant with a duly executed Notice of Exercise in the form of Annex A attached hereto, together with payment of the Exercise Price for the Warrant Shares purchased, at the Company’s principal executive offices (the “Designated Office”), the Holder shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. The Company agrees that the Warrant Shares shall be deemed to have been issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered together with the Notice of Exercise and payment for such Warrant Shares.

1.3 Cashless Exercise. Anything elsewhere contained herein to the contrary notwithstanding, in lieu of payment of the Exercise Price, a Holder may exercise this Warrant by presentation and surrender of this Warrant to the Company, together with a Cashless Exercise Form in the form attached hereto as Annex B (or a reasonable facsimile thereof) duly executed (a “Cashless Exercise”). Such presentation and surrender shall be deemed a waiver of the Holder’s obligation to pay all or any portion of the Exercise Price, as the case may be, in cash. In the event of a Cashless Exercise, the Holder shall exchange this Warrant for the number of shares of Common Stock determined by multiplying the number of shares of Common Stock for which this Warrant is being exercised by a fraction, (a) the numerator of which shall be the difference between (i) the then current market price per share of Common Stock, and (ii) the Exercise Price, and (b) the denominator of which shall be the then current market price per share of Common Stock. As used herein, the term “market price” on any relevant date means (A) if the Common Stock is listed for trading on the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, or the NASDAQ Global Select Market, the closing sale price (or, if no closing sale price is reported, the last reported sale price) of the Common Stock (regular way), (B) if the Common Stock is not so listed but quotations for the Common Stock are reported on the OTC Bulletin Board, the most recent closing price as reported on the OTC Bulletin Board, or (C) otherwise, the fair market value of a share of Common Stock as reasonably determined in good faith by the Board of Directors (or similar governing body) of the Company and reasonably agreed to by the Holder, without discount for illiquidity or minority interest.

1.4 Delivery of Warrant Shares and New Warrant. As soon as practicable (but in any event within five (5) Business Days) after each exercise of this Warrant, in whole or in part, the Company at its sole expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder or, as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

(a) the number and class of duly authorized Warrant Shares to which such Holder shall be entitled upon such exercise including any fractional Warrant Shares (or cash payment therefore) to which such Holder is entitled; and

(b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, dated the date hereof and calling for (in the aggregate on the face or faces thereof) the number of Warrant Shares equal (without giving effect to any subsequent adjustment thereof) to the number of Warrant Shares called for on the face of this Warrant (as adjusted pursuant to the terms hereof through the applicable exercise date) minus the number of Warrant Shares designated by the Holder upon such exercise.

1.5 Company to Reaffirm Obligations. The Company will, at the time of each exercise of this Warrant, upon the request of the Holder, acknowledge in writing its continuing obligation to afford to such Holder all rights to which such Holder is entitled after such exercise in accordance with the terms of this Warrant; provided, however, that if the Holder shall fail to make any such request, then such failure shall not affect the continuing obligation of the Company to afford such rights to such Holder.

1.6 Continuation of Rights in Warrant Shares Following Exercise. Upon any exercise of this Warrant, all Warrant Shares issued in connection therewith shall continue to have the benefit of all rights set forth in this Warrant, and all of such rights shall inure to the benefit of the holder thereof with respect thereto as if this Warrant had not been exercised and the holder thereof was a Holder with respect thereto; (provided that, for avoidance of doubt, such continuing rights shall not include the right to exercise again any portion of the Warrant that has been previously exercised, but shall include all the other rights of Holders of this Warrant after this Warrant is exercised for Warrant Shares).

2. Transfer; Issuance of Stock Certificates; Restrictive Legends; Tag Along Rights.

2.1 Transfers; Permitted Transfers. This Warrant may be transferred in whole or in part by the Holder, at any time, subject to applicable securities laws and Section 2.3 below. Each transfer of this Warrant and all rights hereunder shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with a written assignment of this Warrant in the form of Annex C attached hereto duly executed by the Holder or its agent or attorney. Upon such surrender and delivery, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment. A Warrant may be exercised by the new Holder for the purchase of Warrant Shares without having a new Warrant issued. Prior to due presentment for registration of transfer thereof, the Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof (notwithstanding any notations of ownership or writing thereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary. All Warrants issued upon any assignment of Warrants shall be the valid obligations of the Company, evidencing the same rights, and entitled to the same benefits as the Warrants surrendered upon such registration of transfer or exchange.

The Holder hereby acknowledges that neither this Warrant nor any of the securities that may be acquired upon exercise of this Warrant have been registered or qualified under the Securities Act of 1933, as amended, or under the securities laws of any state. The Holder acknowledges that, upon exercise of this Warrant, the securities to be issued upon such exercise may be subject to applicable federal and state securities (or other) laws requiring registration, qualification or approval of governmental authorities before such securities may be validly issued or delivered upon notice of such exercise.

2.2 Certificates. Certificates for the Warrant Shares shall be delivered to the Holder within five (5) Business Days after the rights represented by this Warrant shall have been exercised pursuant to Section 1. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder hereof including, without limitation, any documentary, stamp or similar tax that may be payable in respect thereof; provided, however, that the Company shall not be required to pay any income tax to which the Holder hereof may be subject in connection with the issuance of this Warrant or the Warrant Shares.

2.3 Restrictive Legend. Except as otherwise provided in this Section 2, each certificate for Warrant Shares initially issued upon the exercise of this Warrant and each certificate for Warrant Shares issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with legends in substantially the following form:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, WHICH COUNSEL AND THE FORM AND SUBSTANCE OF WHICH OPINION SHALL BE REASONABLY SATISFACTORY TO THE COMPANY.”

Notwithstanding the foregoing, the legend requirements of this Section 2.3 shall terminate as to any particular Warrant Shares when the Warrant Shares are transferred pursuant to an effective resale registration statement, or the Company shall have received from the Holder thereof an opinion of counsel for the Company in form and substance reasonably acceptable to the Company that such legend is not required in order to ensure compliance with the Securities Act. Whenever the restrictions imposed by this Section 2.3 shall terminate, the Holder or subsequent transferee, as the case may be, shall be entitled to receive from the Company without cost to such Holder or transferee a certificate for the Warrant Shares without the subject restrictive legends.

3.	Adjustment of Amount of Warrant Shares; Nature of Securities Issuable Upon Exercise of this Warrant.

3.1 Dividends and Distributions. If the Company at any time or from time to time after the date hereof, declares, orders, pays or makes a dividend or other distribution (including, without limitation, any distribution of cash, or other property, by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement or otherwise) on or with respect to any Common Stock (other than a dividend that is payable in Additional Stock and that is subject to Section 3.2) then, and in each such case, the Holder shall be entitled to receive an amount of cash, or other property as and when the same is distributed to the beneficial owners of the Common Stock as if this Warrant had been converted into Warrant Shares in accordance with the provisions of Section 1.1 immediately prior to the close of business on the day immediately preceding the record date.

3.2 Adjustment Upon Security Distributions. If the Company, at any time or from time to time after the issuance of this Warrant, makes a distribution to the holders of Common Stock payable in securities of the Company, other than Common Stock for which an adjustment is made to the number of Warrant Shares into which this Warrant is exercised (“Additional Stock”) then, in each such event, provision shall be made so that the Holder shall receive upon exercise of this Warrant, in addition to the Warrant Shares, the amount of such securities of the Company which would have been received if this Warrant had been exercised for Warrant Shares on the date of such event, subject to adjustments subsequent to the date of such event with respect to such distributed securities (i) on an appropriate and equitable arithmetic basis in the event of any split, dividend, combination or recapitalization or other such event with respect to such securities from time to time, and (ii) which shall otherwise be on terms as nearly equivalent as practicable to the adjustments provided in this Section 3.

3.3 Adjustment Upon Merger, Consolidation or Exchange. If at any time, or from time to time after the issuance and before the exercise of this Warrant, there is a merger, consolidation, arrangement or statutory equity exchange of the Company with or into any other person or entity, then, in each such event, to the extent that adjustment is not otherwise provided for herein, provision shall be made so that the Holder shall receive upon exercise of the Warrant the kind and amount of equity and other securities and property (including cash) which would have been received upon such merger, consolidation, arrangement or statutory share exchange by the Holder if this Warrant had been exercised for Warrant Shares immediately prior to such merger, consolidation, arrangement or statutory exchange, subject to adjustments for events subsequent to the effective date of such merger, consolidation, arrangement or statutory exchange with respect to such and other securities which shall be on terms as nearly equivalent as practicable to the adjustments provided in this Section 3. Without limiting the generality of the foregoing, in connection with any such transaction constituting a Sale in which the consideration paid or distributed to the Company’s stockholders is not entirely shares of common stock of the acquiring or resulting corporation, this Warrant, at the option of the Company, may be cancelled upon consummation of such Sale as long as the Holder is paid (in cash) in respect of each Warrant Share covered by this Warrant being canceled an amount equal to the excess, if any, of the per share price paid or distributed to stockholders in such Sale (the value of any non-cash consideration to be mutually determined in reasonable good faith by the Board of Directors of the Company and the Holder) over the Exercise Price. For avoidance of doubt, if the amount determined pursuant to the preceding sentence is zero or less, this Warrant may be cancelled without any payment therefore.

For purposes hereof, a “Sale” shall mean either (i) the sale, lease, license, transfer, conveyance or other disposition, in one transaction or a series of related transactions, of all or substantially all of the assets of the Company, or (ii) a transaction or series of transactions (including by way of merger, consolidation, recapitalization, reorganization or sale of securities by the holders of securities of the Company) the result of which is that the stockholders of the Company immediately prior to such transaction are (after giving effect to such transaction) no longer, in the aggregate, the beneficial owners (as such term is defined in Rule 13d-3 and Rule 13d-5 promulgated under the Securities Exchange Act), directly or indirectly through one or more intermediaries, of more than 50% of the voting power of the outstanding voting securities of the Company.

3.4 Adjustments for Recapitalization or Reclassification. If, at any time or from time to time after the issuance of this Warrant, the Warrant Shares issuable upon exercise of this Warrant are changed into the same or a different number of securities of any class of the Company, whether by recapitalization, reclassification or otherwise (other than a merger, consolidation, arrangement or statutory exchange provided for elsewhere in this Section 3), then, in each such event, provision shall be made so that the Holder shall receive upon exercise of this Warrant the kind and amount of securities or other property which would have been received in connection with such recapitalization, reclassification or other change by the Holder if this Warrant had been exercised immediately prior to such recapitalization, reclassification or change, subject to adjustments for events subsequent to the effective date of such recapitalization, reclassification or other change with respect to such securities (i) on an appropriate and equitable arithmetic basis in the event of any split, dividend, combination, recapitalization or other such event with respect to such securities from time to time, and (ii) which shall otherwise be on terms as nearly equivalent as practicable to the adjustments provided in this Section 3.

3.5 Notice of Adjustment. Whenever the number or type of securities issuable hereunder is adjusted, the Company shall promptly deliver to the Holder a certificate of adjustment, setting forth the number and type of securities after adjustment, a brief statement of the facts requiring the adjustment and the computation by which the adjustment was made. The certificate of adjustment shall be conclusive evidence of the correctness of the adjustment.

3.6 Successive Adjustments. The provisions of this Section 3 shall be applicable successively to each event described herein which may occur subsequent to the issuance of this Warrant.

3.7 No Impairment. The Company will not, by amendment of its incorporation documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder.

4. Notices of Corporate Action. If at any time prior to the Expiration Date of the Warrants and prior to their exercise in full, any one or more of the following events shall occur:

(a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution which would entitle the Holder to receive any portion thereof pursuant to the terms of this Warrant or upon exercise of this Warrant;

(b) any Sale, any capital reorganization of the Company, any reclassification or recapitalization of the equity of the Company or any consolidation or merger involving the Company and any other Person or transfer of all or substantially all the assets of the Company to any other Person; or

(c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then the Company will mail to each Holder a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, (ii) the date or expected date on which any such Sale, reorganization, reclassification, recapitalization, consolidation, merger, Transfer, dissolution, liquidation or winding-up is to take place and (iii) the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or other securities) shall be entitled to exchange their Common Stock (or other securities) for the cash, equity or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up and a description in reasonable detail of the transaction. Such notice shall be mailed at least twenty (20) days prior to the date therein specified (or such lesser period of time (but in no event less than five (5) days as is reasonably practicable under the circumstances).

5. Registration; Exchange and Replacement of Warrant; Reservation of Interests. The Company shall keep at the Designated Office a register in which the Company shall provide for the registration, transfer and exchange of this Warrant. The Company shall not at any time, except upon the dissolution, liquidation or winding-up of the Company or expiration of this Warrant, close such register so as to result in preventing or delaying the exercise or transfer of this Warrant.

5.1 The Company may deem and treat the person in whose name this Warrant is registered as the Holder and owner hereof for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration or transfer as provided in this Section 5.

5.2 Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and (in case of loss, theft or destruction) of the Holder’s agreement of indemnity reasonably satisfactory to the Company, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will (in the absence of notice to the Company that the Warrant has been acquired by a bona fide purchaser) make and deliver a new Warrant of like tenor, in lieu of this Warrant without requiring the posting of any bond or the giving of any security.

5.3 The Company shall at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Common Stock and/or other securities as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Exercise Price therefor, if applicable, all Warrant Shares issuable upon such exercise shall be duly and validly authorized and issued, fully paid and non-assessable.

6. Registration Rights. The Holder shall be entitled to registration rights in respect of all Common Stock issued and/or issuable pursuant to this Warrant (or equivalents thereof), pursuant to the Registration Rights Agreement.

7. Investment Representations. The Holder, by accepting this Warrant, covenants and agrees that, at the time of exercise of this Warrant, the securities acquired by the Holder upon exercise hereof are for the account of the Holder or are being acquired for its own account for investment and are not acquired with a view to, or for sale in connection with, any distribution thereof (or any portion thereof) and with no present intention (at any such time) of offering and distributing such securities (or any portion thereof), except in compliance with applicable federal and state securities laws.

8. Representations and Warranties of the Company.

(a) The Company hereby represents, warrants and covenants to the Holder as follows: (i) the Company has full authority and power to enter into this Warrant and perform its obligations hereunder, including the issuance of the Warrant Shares upon exercise hereof; (ii) this Warrant constitutes the valid and binding obligation of the Company enforceable against it in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (iii) the execution, delivery and performance of this Warrant, and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Warrant Shares), (X) does not and will not violate in any material respect laws, rules or regulations of the United States or any state or other jurisdiction applicable to the Company or require the Company to obtain any approval, consent or waiver of, or to make any filing with, any Person that has not been obtained or made, and (Y) does not and will not result in a breach of, constitute a default under, accelerate any obligation under or give rise to a right of termination of any material indenture or loan or credit agreement or any other material agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which the Company is a party or by which the property of the Company is bound or affected, or result in the creation or imposition of any mortgage, pledge, lien security interest or other charge or encumbrance on any of the assets of the properties of the Company.

(b) The authorized capital of the Company as of the date hereof consists of 70,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $.001 per share.

9. Warrant Holders Not Deemed Stockholder. No Holder of this Warrant shall, as such, be entitled to vote or to receive dividends (except as provided in Sections 3.2, 3.3, and 3.4 above) or be deemed the holder of Warrant Shares that may at any time be issuable upon exercise of this Warrant, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a Stockholder of the Company or any right to vote for the election of the Board of Directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification, change of par value, consolidation, merger or conveyance or otherwise), until such Holder shall have exercised this Warrant and been issued Warrant Shares or deemed to have been issued Warrant Shares in accordance with the provisions hereof. No provision hereof, in the absence of affirmative action by the Holder to purchase Warrant Shares hereunder, and no mere enumeration herein of the rights or privileges of the Holder hereunder shall give rise to any liability of such Holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by any creditors of the Company.

10. No Effect on Lender Relationship. The Company acknowledges and agrees that, notwithstanding anything in this Warrant or the Credit Agreement to the contrary, nothing contained in this Warrant shall affect, limit or impair the rights and remedies of any Holder or any of its Affiliates (a) in its or their capacity as a lender or as agent for lenders to the Company or any of its Subsidiaries pursuant to any agreement under which the Company or any of its Subsidiaries has borrowed money, including, without limitation, the Credit Agreement, or (b) in its or their capacity as a lender or as agent for lenders to any other Person who has borrowed money. Without limiting the generality of the foregoing, any such Person, in exercising its rights as a lender, including making its decision on whether to foreclose on any collateral security, will have no duty to consider (x) its or any of its Affiliates’ status as a Holder, (y) the interests of the Company or its Subsidiaries or (z) any duty it may have to any other Holders or any equityholders of the Company, except as may be required under the applicable loan documents or by commercial law applicable to creditors generally. No consent, approval, vote or other action taken or required to be taken by any Holder in such capacity shall in any way impact, affect or alter the rights and remedies of the Holder or any of its Affiliates as a lender or agent for lenders.

11. Duties of the Holder. Except as otherwise agreed in writing between the Company and the Holder, the Holder shall to the fullest extent permitted by law have no duty to refrain from (i) engaging in the same or similar activities or lines of business as the Company or (ii) doing business with any client, customer or vendor of the Company, and neither the Holder nor any officer, director or employee thereof shall, to the fullest extent permitted by law, be deemed to have breached its fiduciary duties, if any, to the Company solely by reason of the Holder’s engaging in any such activity. If the Holder acquires knowledge of a potential transaction or matter that may be a corporate opportunity for both the Company and the Holder, then the Holder shall to the fullest extent permitted by law have fully satisfied and fulfilled its fiduciary duties, if any, with respect to such corporate opportunity, and the Company to the fullest extent permitted by law renounces any interest or expectancy in such business opportunity and waives any claim that such business opportunity constituted a corporate opportunity that should have been presented to the Company or any of its Affiliates, if the Holder acts in a manner consistent with the following policy: if the Holder acquires knowledge of a potential transaction or matter that is a corporate opportunity, then such corporate opportunity shall belong to the Holder unless such opportunity was expressly made available to the Holder in its capacity as an equity holder of the Company. In the case of any corporate opportunity in which the Company has renounced its interest and expectancy in accordance with the previous sentence, the Holder shall to the fullest extent permitted by law not be liable to the Company or its equity holder, or to any other Holder, for breach of any fiduciary duty as a equity holder of the Company by reason of the fact that the Holder acquires or seeks such corporate opportunity for itself, direct such corporate opportunity to another Person or otherwise do not communicate information regarding such corporate opportunity to the Company.

12. Covenants. So long as this Warrant or any Put Option may be exercisable, and regardless of whether the Credit Agreement has terminated:

(a) Except as required by applicable law or stock exchange requirements, the Company agrees that it will not, without the prior written consent of a Holder (i) use in advertising, publicity, or otherwise the name of any such Holder, or any of its Affiliates, or any partner or employee of such Holder or its Affiliates, nor any trade name, trademark, trade device, service mark symbol or any abbreviation, contraction or simulation thereof owned by any Holder or its Affiliates, or (ii) represent, directly or indirectly, that any product or any service provided by the Company has been approved or endorsed by any Holder or its Affiliates.

(b) The Company grants the Holder and its Affiliates the limited and non-exclusive right and license (which right and license shall not be transferrable or sublicenseable other than in connection with a permitted transfer of this Warrant or the Warrant Shares issued upon exercise of this Warrant) to use the Company’s name and logo in the Holder’s and its Affiliates’ marketing materials solely for purposes of describing the relationship between the Holder and its Affiliates and the Company and the transactions contemplated by this Warrant and the Credit Agreement. The right and license granted to the Holder and its Affiliates under this Section 13(d) shall be subject at all times to the Company’s right to exercise quality control with respect to the use of the Company’s name and logo and the goodwill associated therewith and the Holder and its Affiliates shall provide the Company with samples of marketing materials containing the Company’s name and logo as reasonably necessary for the Company to exercise quality control. The Holder or its Affiliates, as applicable, shall include a trademark attribution notice giving notice of the Company’s ownership of its trademarks in the marketing materials in which the Company name and logo appear. In connection with such limited use of the Company’s name and logo permitted under this Section 12(b), the Holder acknowledges (on behalf of itself and its Affiliates) that all use thereof by the Holder and its Affiliates and all goodwill associated therewith shall inure solely to the Company’s benefit and shall not create in Holder’s or any of its Affiliates’ favor any right, title or interest in or to the Company’s name or logo.

13. Notices. Any notice which is required to be given by this Warrant must be in writing, and shall be given or served, unless otherwise expressly provided herein, by depositing the same in the United States mail, postpaid and certified and addressed to the party to be notified, with return receipt requested, or by delivering the same by courier or in person to such party (or, if the party or parties to be notified be incorporated, to an officer of such party). Notice deposited in the mail, postpaid and certified with return receipt requested, shall be deemed received and effective upon the deposit in a proper United States depository. Notice given in any other manner shall be effective only if and when received by the party to be notified. For the purposes of notice, the addresses of the parties for the receipt of notice hereunder are:

If to the Company:

Primo Water Corporation

104 Cambridge Plaza Drive

Winston-Salem, North Carolina 27104

Attn: Mark Castaneda, (336) 331-4047

Fax: (336) 331-4247

with a copy to:

K&L Gates LLP

70 West Madison Street

Suite 3100

Chicago, Illinois 60602

Attn: Kenneth A. Peterson

Fax: (312) 827-8147

If to the Holder:

_____________________

_____________________

_____________________

Attn: ________________

Fax: _________________

with a copy to:

______________________

______________________

______________________

Attn: ________________

Fax: ________________

Any party shall have the right from time to time, and at any time, to change its address for the receipt of notice by giving at least five (5) days’ prior written notice of the change of its address to the other parties in the manner specified herein.

14. Successors. All the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors, assigns and transferees.

15. Law Governing. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

16. Entire Agreement; Amendments and Waivers. This Warrant sets forth the entire understanding of the parties with respect to the transactions contemplated hereby. The failure of any party to seek redress for the violation or to insist upon the strict performance of any term of this Warrant shall not constitute a waiver of such term and such party shall be entitled to enforce such term without regard to such forbearance. This Warrant may be amended, and any breach of or compliance with any covenant, agreement, warranty or representation may be waived, only if the Company has obtained the written consent or written waiver of the Holders representing a majority of the Warrant Shares represented by this Warrant, and then such consent or waiver shall be effective only in the specific instance and for the specific purpose for which given.

17. Severability; Headings. If any term of this Warrant as applied to any person or to any circumstance is prohibited, void, invalid or unenforceable in any jurisdiction, such term shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without in any way affecting any other term of this Warrant or affecting the validity or enforceability of this Warrant or of such provision in any other jurisdiction. The Section headings in this Warrant have been inserted for purposes of convenience only and shall have no substantive effect.

[The remainder of this page is intentionally blank.]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the 30th day of April, 2012.

PRIMO WATER CORPORATION

By:	/s/ Mark Castaneda
Name:	Mark Castaneda
Title:	Chief Financial Officer

[Signature Page to Warrant]

ANNEX A

NOTICE OF EXERCISE

(To be executed upon exercise of the within Warrant)

The undersigned hereby irrevocably elects to exercise the right to purchase Common Stock of PRIMO WATER CORPORATION (the “Company”) covered by the within Warrant according to the conditions hereof. The aggregate number of shares of Common Stock purchasable upon this exercise is              and the aggregate purchase price for such Common Stock is $                    .

By:

                (Signature of Registered Holder)

Dated:

ANNEX B

CASHLESS EXERCISE FORM

(To be executed upon exercise of Warrants pursuant to Section 1.3 of the Warrant)

The undersigned hereby irrevocably elects to surrender              shares of Common Stock purchasable under the Warrant for              shares of Common Stock issuable in exchange therefor pursuant to the Cashless Exercise provisions of the within Warrant, as provided for in Section 1.3 of such Warrant.

Please issue [a certificate or certificates for] such Common Stock in the name of, and pay cash for fractional shares in the name of:

(Please print name, address, and social security number/tax identification number:)

and, if said number of shares of Common Stock shall not be all the Common Stock purchasable thereunder, that a new Warrant for the balance remaining of the Common Stock purchasable under the within Warrant be registered in the name of the undersigned Holder or its transferee as below indicated and delivered to the address stated below.

Dated:____________________________

Name of Warrant Holder
or transferee:

(Please print)

Address:

Signature:

NOTICE:	The signature on this form must correspond with the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

ANNEX C

ASSIGNMENT FORM

FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant:

Name and Address of Assignee

and does hereby irrevocably constitute and appoint                      attorney-in-fact to register such transfer onto the books of PRIMO WATER CORPORATION maintained for the purpose, with full power of substitution in the premises.

Dated:________________________________________	Print Name:
Signature:
Witness:

NOTICE:	The signature on this assignment must correspond with the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.